UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 5, 2014

Cobalt International Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34579	27-0821169
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cobalt Center 920 Memorial City Way, Suite 100 Houston, Texas	77024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 579-9100

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                                   Results of Operations and Financial Condition.

On August 5, 2014, Cobalt International Energy, Inc. (the “Company”) reported second quarter 2014 financial results. A conference call to discuss these results is scheduled for 10:00 a.m. Central time on August 5, 2014. The conference call can be accessed live over the telephone by dialing (877) 705-6003, or for international callers, (201) 493-6725. A replay will be available shortly after the call and can be accessed by dialing (877) 870-5176, or for international callers, (858) 384-5517. The passcode for the replay is 13586892. The replay will be available until August 19, 2014.

For additional information regarding the Company’s second quarter 2014 financial results, please refer to the Company’s press release attached to this report as Exhibit 99.1 (the “Press Release”), which Press Release is incorporated by reference herein.

The information in the Press Release is being furnished, not filed, pursuant to Item 2.02. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01.                                                   Other Events.

As previously disclosed, the Company is currently subject to a formal order of investigation issued in 2011 by the U.S. Securities and Exchange Commission (the “SEC”) related to its operations in Angola. See the discussion under the caption “Risk Factors—We may be exposed to liabilities under the U.S. Foreign Corrupt Practices Act, and any determination that we violated the U.S. Foreign Corrupt Practices Act could have a material adverse effect on our business” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for more information.

In connection with such investigation, on the evening of August 4, 2014, the Company received a “Wells Notice” from the Staff of the SEC stating that the Staff has made a preliminary determination to recommend that the SEC institute an enforcement action against the Company, alleging violations of certain federal securities laws. In connection with the contemplated action, the Staff may recommend that the SEC seek remedies that could include an injunction, a cease-and-desist order, disgorgement, pre-judgment interest and civil money penalties. The Wells Notice is neither a formal allegation nor a finding of wrongdoing. It allows the Company the opportunity to provide its reasons of law, policy or fact as to why the proposed enforcement action should not be filed and to address the issues raised by the Staff before any decision is made by the SEC on whether to authorize the commencement of an enforcement proceeding. The Company intends to respond to the Wells Notice in the form of a “Wells Submission” in due course.

The Company has fully cooperated with the SEC in this matter and intends to continue to do so. The Company has conducted an extensive investigation into these allegations and the receipt of the Wells Notice does not change the Company’s belief that its activities in Angola have complied with all laws, including the U.S. Foreign Corrupt Practices Act. The Company is unable to predict the outcome of the SEC’s investigation or any action that the SEC may decide to pursue.

Item 9.01.                                                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 5, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2014

Cobalt International Energy, Inc.

	By:	/s/ Jeffrey A. Starzec
	Name:	Jeffrey A. Starzec
	Title:	Senior Vice President and General Counsel

EXHIBIT LISTING

Exhibit No.	Description
99.1	Press Release dated August 5, 2014